                              OFFICER'S CERTIFICATE

         I do hereby certify and represent that:

         1. I am the duly elected Secretary of deCODE genetics, Inc., a Delaware corporation.

         2. Pursuant to Rule 306(a) of Regulation S-T, the following exhibit
10.47 to deCODE genetics, Inc.'s Annual Report on Form 10-K is a fair and accurate English translation of a document prepared in the Icelandic language.

         IN WITNESS WHEREOF, I have signed this Officer's Certificate in my capacity as Secretary of deCODE genetics, Inc. on this 21 day of March, 2002.


                                  By:        /s/ Tanya Zharov
                                             -----------------------------------
                                  Name:      Tanya Zharov
                                  Title:     Secretary and Corporate Counsel

                                                                   Exhibit 10.47


                                 LOAN AGREEMENT

                           (Loan in foreign currency)


                                     BETWEEN

                               KRISTJAN ERLENDSSON

                                   as borrower

                                       and

                              ISLENSK ERFOAGREINING

                                    as lender

                                Table of Contents

1.     AMOUNT OF LOAN AND DISBURSEMENT                               3
2.     REPAYMENT                                                     3
3.     INTEREST, INTEREST ADJUSTMENTS AND PAYMENT OF INTEREST        3
4.     DEFAULT INTEREST                                              4
5.     INSURANCE                                                     4
6.     PAYMENT OF TAXES RELATING TO THE CONCLUSION OF THE AGREEMENT  4
7.     COVENANTS                                                     4
8.     EVENTS OF DEFAULT - REMEDIES                                  4
9.     FURTHER PROVISIONS                                            5
ANNEX 1 - LOAN DISBURSEMENT APPLICATION                              6

Islensk erfoagreining ehf., State Reg. No. 691295-3549, Lynghals 1, Reykjavik, hereinafter referred to as the Lender, and Kristjan Erlendsson, Id. No. 300949-2669, Vaolasel 12, 109, Reykjavik, hereinafter referred to as the Borrower, enter into the following

                                 LOAN AGREEMENT

on a loan for 1 year to the amount of

USD 75.000.- SEVENTY-FIVE THOUSAND 00/100 US DOLLARS-

on the terms described herein.


1. Amount of Loan and Disbursement

The Borrower undertakes to borrow, and the Lender undertakes to lend the agreed amount. The loan is available for disbursement as of the signature of this Agreement until 15 October 2001.

The Borrower shall send to the Lender a disbursement application with at least 2 working days' notice. The application shall contain an account number for the deposit of the loan or the loan section. A disbursement application form is attached to this agreement as Annex 1.

2. Repayment

The Borrower undertakes to repay the debt in a single payment on 15 October
2002.

The Borrower may pay the debt partially prior to the agreed payment date without any charge. The borrower shall inform the Lender of an intended early payment with at least 10 days' prior notice.

In the event that the payment date of instalments and/or interest does not fall on a banking day, the payment date shall be transposed to the banking day immediately following, unless such day is in the following month, in which case the payment date shall be transposed to the immediately preceding banking day. A banking day is a day on which banks are open in Iceland, London and in the country of origin of the relevant currency.

The place of payment is with the Lender.

3. Interest, Interest Adjustments and Payment of Interest

The loan carries a fixed 6.0% rate of interest throughout the loan period. The interest shall be calculated so that on an annual basis the actual number of days is used to multiply and then divided by 360. The interest is calculated from the disbursement date and payable on the payment date.

4. Default Interest

In the event of default by the Borrower on the loan pursuant to this Loan Agreement, the Lender may convert the debt into Icelandic kronur in accordance with the posted selling rate of the Lender for the currencies of which the loan is constituted. Default interest shall then be paid comprising 12-month LIBOR interest, as determined for US dollars at any time, with a margin of 6.0% - six point zero percent - of the due amount or called-in amount from the due date to the date of payment. LIBOR (London Inter Bank Offered Rate) interest refers to interest on the London Interbank Market as posted at 11 a.m., local time, in London on the Reuter BBA screen. .

5. Insurance

As surety for the prompt and full payment of the principal of the debt together with all interest and cost of whatever kind, the Borrower pledges the following shares as collateral.

125,0001 shares in deCODE genetics Inc.



6. Payment of Taxes Relating to the Conclusion of the Agreement

The Borrower shall pay all public levies or taxes which may be imposed on the Agreement or payments pursuant to the Agreement at no cost to the Lender.

7. Covenants

The Borrower undertakes to observe the following terms until the debt pursuant to the Loan Agreement is paid in full:

i. NOTICE OF DEFAULT: The Borrower undertakes to notify the lender in writing without delay if it comes to his attention that an event of default has taken place.


8. Events of Default - Remedies

The following shall constitute events of default on the part of the Borrower under this Agreement:

   i. the Borrower fails to pay on the correct due date or in the correct currency, and such default continues for longer than 14 days from the due date; or


   ii. the Borrower's assets are subjected to attachment, a request is submitted for the enforced auction of his assets, he seeks composition or his estate is subjected to bankruptcy proceedings.

In the event of default, as defined in this Article, the lender may, without notice or warning, call in the entire remainder of the debt together with accrued interest and other payments due from the Borrower pursuant to this Agreement. The Borrower shall pay default interest on the due or called-in amount pursuant to Article 3 of the Agreement.

When the debt is due pursuant to the above, the Lender may proceed against the assets pledged to Lender and seek enforcement of the debt without prior court judgement, conciliation or attachment.

9. Further Provisions

Headings in this Agreement are solely for convenience and have no substantive significance for this Agreement.

Any disputes arising in respect of this Agreement shall be referred to the District Court of Reykjavik.

This Agreement is concluded in 6 numbered pages and in two copies, one for each party.

In witness whereof, the parties have signed this agreement in the presence of witnesses to the correct date and signature.

Witnesses to the correct date,          Reykjavik, 11 October 2001
signature and financial
competence of the parties:

Elin Poroardottir [sign.]               Kristjan Erlendsson [sign.]
Id. No. 060763-4969

Tanya Zharov [sign.]                    For Islensk erfoagreining ehf.
Id. No. 080966-4749
                                        Kari Stefansson, [sign.]
                                        Chief Executive Officer

ANNEX 1 - LOAN DISBURSEMENT APPLICATION

Islensk erfoagreining ehf.
Lynghals 1
110 Reykjavik

                                                     Reykjavik, 15 October 2001
Subject: Request for disbursement of loan.

Pursuant to Article 1 of the Loan Agreement between the undersigned and yourself dated 11 October 2001, on a loan in the amount of USD 75.000.-, a request is hereby submitted for the loan to be disbursed as follows:

Amount                               USD 75,000,-
Disbursement date                    15 October 2001

Payment instructions:                The loan shall be disbursed and
                                     paid into account
                                     No. 3009
                                     Seljar Branch, Islandsbanki


Respectfully,
Kristjan Erlendsson [sign.]